UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 17, 2022

Orange County Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40711	26-1135778
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

212 Dolson Avenue, Middletown, New York		10940
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (845) 341-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50	OBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective June 20, 2024, the Board of Directors of Orange County Bancorp, Inc. (the “Company”) amended Article 4, Section 2 of the Company’s Bylaws to provide that, similar to the requirements in the National Bank Act, directors of the Company must own shares of Company capital stock worth at least $1,000 based on the fair market value of the stock as of either (i) the date of purchase or (ii) the date the person became a director, whichever value is greater.  A copy of the Amended and Restated Bylaws is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

The Company had previously amended its Bylaws (i) on June 17, 2022 to provide that directors must own $125,000 of Company common stock (the “2022 Amendment”), and (ii) on June 15, 2023 to provide that directors must own Company common stock in accordance with the Company’s Stock Ownership Guidelines (the “2023 Amendment”), which generally provide that non-executive directors have five years from either the establishment of the Stock Ownership Guidelines or their individual appointment as director, whichever is later, to own approximately $125,000 worth of Company common stock.  The Company’s Stock Ownership Guidelines remain in place as a standalone policy, separate from and in addition to the stock ownership requirements in the Bylaws. The text of the 2022 Amendment and the text of the 2023 Amendment are attached hereto as Exhibit 3.2 and Exhibit 3.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.
	3.1	Amended and Restated Bylaws of Orange County Bancorp, Inc.
	3.2	Text of 2022 Amendment to the Bylaws of Orange County Bancorp, Inc.
	3.3	Text of 2023 Amendment to the Bylaws of Orange County Bancorp, Inc.
	104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORANGE COUNTY BANCORP, INC.

DATE: June 21, 2024	By:	/s/ Michael Lesler
Michael Lesler
Executive Vice President and Chief Financial Officer